                                                              NUVEEN Investments


--------------------------------------------------------------------------------
Nuveen
  Floating Rate Fund

SEMIANNUAL REPORT NOVEMBER 30, 2000
--------------------------------------------------------------------------------

For investors seeking a high level of current income and capital preservation potential.

--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK/SM/

Dear Shareholders,

You may notice a change in your fund's semiannual report. We've simplified the format to make it easier for you to get the information you want. We have consolidated the chart information. Statistics such as total returns and dividends are now all on one easy-to-read page. Finally, we want you to know what has happened in the market without having to wade through a lot of technical analysis, so we have limited economic commentary about the period to one page.

Your annual report, which will cover the 12-month period ending May 31, 2001, will as always, include an in-depth interview with your fund's portfolio manager. We strongly encourage you to read that report when you receive it, as it strives to educate you on the value of Nuveen's active management of your mutual fund.

If you have any questions about the changes made to your semiannual report, please do not hesitate to contact us at (800) 257-8787. You can also contact us through our Internet site, www.nuveen.com.

Contents

 1   Dear Shareholder
 3   Market Commentary
 4   Nuveen Floating Rate Fund Spotlight
 5   Portfolio of Investments
 8   Statement of Net Assets
 9   Statement of Operations
10   Statement of Changes in Net Assets
11   Statement of Cash Flows
12   Notes to Financial Statements
15   Financial Highlights
17   Fund Information

                             Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Quality is a term that holds special meaning for all of us at Nuveen Investments. With an unrelenting emphasis on quality in our securities selection, our people and our services, we dedicate ourselves to helping you invest well.

We view quality as central to our time-tested investment philosophy. The portfolios we design and manage enable us to help you build and enhance the high-quality core of your portfolio. Particularly in challenging market environments, we want to reassure you of the power and benefits of a long-term investment discipline. We try to make it easy for you and your advisor to feel comfortable enlisting our expertise and entrusting us with your wealth.

Quality counts in every aspect of investing well, from the excellence of our portfolio management to the excellence of the advice you receive from your trusted advisors. This commitment to quality enables us and you to build your wealth with confidence over time.

Quality Portfolio Management and Products

Nuveen's senior loan products are managed by Nuveen Senior Loan Asset Management Inc. The team is led by Executive Managing Director Jeffrey Maillet, who has been managing senior floating rate loan products since the market's beginnings almost 20 years ago. He is supported by an experienced team of credit research analysts. Together, these professionals follow a well-defined, disciplined investment process to seek opportunities in the senior loan market.

Nuveen's other income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

  . A commitment to exhaustive research
  . An active, value-oriented investment style
  . The unmatched presence of trading leverage of a market leader.

While you may be familiar with our income funds, you may not be aware of the equity mutual funds we offer investors. Our two newest funds - Nuveen Innovation and Nuveen International Growth - were launched in December 1999. These funds are managed by Columbus Circle Investors (CCI), a firm that has been managing money for more than 25 years and has used a single, disciplined investment philosophy called "Positive Momentum and Positive Surprise."


                                                   Semiannual Report      page 1

Our Nuveen Rittenhouse Growth Fund is managed by Rittenhouse Financial Services, Inc. The investment philosophy Rittenhouse established years ago remains firmly in place today - pursue long-term growth with high-quality, large capitalization blue chip stocks. This singular focus has translated into consistently strong risk-adjusted returns and productive, long-lasting relationships.

We also offer several growth and income style funds, all managed by Institutional Capital Corporation (ICAP). ICAP seeks out stocks it believes have appreciation potential unrecognized by the general market for Nuveen Large-Cap Value Fund, Nuveen European Value Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Balanced Municipal and Stock Fund.

Quality Financial Advisors

Nuveen Investments works through financial advisors because we believe in quality advice. Today, you face an unprecedented array of investment choices, opportunities - and risks. Your investment advisor can offer you the professional assistance that will help bring to life your aspirations - for yourself and your family, today and in the future.

This Report

Please review your fund's Financial Spotlight to learn how it is positioned as of its semiannual period, ended November 30, 2000. Also, I invite you to read the following Market Commentary to learn more about the economic environment in which your fund performed.

For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.
Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board
January 12, 2001

Your investment advisor can offer you the professional assistance that will help bring to life your aspirations - for yourself and your family, today and in the future.


Semiannual Report        page 2

NUVEEN FLOATING RATE FUND

Market Commentary
--------------------------------------------------------------------------------

The benefits of adhering to a diversified asset allocation plan and investing in the Nuveen Floating Rate Fund were abundantly obvious in 2000. In contrast to the S&P 500's dismal one-year total return of -9.1% in 2000, the fund returned 6.89% and 6.76% on its B share and C share classes, respectively, for the 12-month period ended 12/31/00. Even considering a relatively tumultuous period for the corporate debt markets, the asset class continued to provide investors with a relatively attractive total return.

The Economy

The very negative effect of rising energy costs and the Fed's tight monetary policy over the prior year have resulted in declining consumer confidence and a slowing economy. The non-investment grade market is very sensitive to economic downturns and the overall market performance since June of 2000 has, in fact, been reflective of this. We have been very defensive going into this slowdown. Presently, we believe the market is set to rebound for some potentially strong returns during 2001.

While defaults of corporate debt were much higher than the industry has experienced since 1990-91, we expect most of the weakness to abate during the second quarter of 2001. Default rates appear to have stabilized in the senior loan market and overall credit quality seems to be improving. In addition, credit trends for the new deals coming to market look to be improving. As Moody's Investor Services points out in an August 2000 report, the market appears to have reassessed risk parameters for senior loans in response to the evaluated default rate in 1999 and 2000. Pricing is higher for loans as capital has been harder to raise. The new merger and acquisition transactions tend to have stronger structure components in comparison to the transactions completed in the exuberant market of 1997 through 1999. As a testament to the improving credit quality of the new deals coming to market, the average new syndicated loan ratings are higher on average than the existing pool of loans outstanding.

Outlook

The Fed has moved strongly to reverse the restrictive monetary policy in place. We believe the cost of petroleum will continue to be problematic for 2001. The effect of high-energy prices and a decline in consumer confidence will cause a very tough economic scenario . However, we believe the senior loan market and the Nuveen Floating Rate Fund will be a good place to invest over the coming months since we believe any volatility in the senior loan asset class will not be significant. Our efforts will be focused on taking advantage of opportunities to invest in the strongest sectors of the senior loan markets when new assets flow into the fund.

Jeffrey Maillet, Executive Managing Director
Nuveen Senior Loan Asset Management Inc.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is senior loans, blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Senior Loan Asset Management team is led by Executive Managing Director Jeffrey Maillet. Jeff has managed senior floating rate loan products since the market's beginnings almost 20 years ago. He most recently managed more than $13 billion in this asset class before creating Nuveen's senior loan investment team. In total, he has managed the purchase of more than 2,000 senior bank issues totaling $28 billion.

Because credit research is vital to a floating rate fund, it's important to know that Jeff is supported by an experienced team of analysts. Together, these professionals follow a well-defined, disciplined investment process to seek opportunities in the senior loan market.

Semiannual Report         page 3

NUVEEN FLOATING RATE FUND

Fund Spotlight as of November 30, 2000

Top Five Industries

Diversified Manufacturing       9.2%
------------------------------------
Hotels, Motels, Inns & Gaming   7.4%
------------------------------------
Telecommunications/CLEC         5.2%
------------------------------------
Construction Materials          4.4%
------------------------------------
Utilities                       4.4%
------------------------------------

Based on total investments as of November 30, 2000.

Portfolio Statistics

Fund Net Assets       $115.3 million
------------------------------------
Number of Senior Loans            54
------------------------------------

Quick Facts

                                      A Shares        B Shares        C Shares        R Shares
NAV                                      $9.90           $9.90           $9.90           $9.90
----------------------------------------------------------------------------------------------
CUSIP                                67066U103       67066U202       67066U301       67066U400
----------------------------------------------------------------------------------------------
Latest Monthly Dividend*               $0.0740         $0.0685         $0.0675         $0.0760
----------------------------------------------------------------------------------------------
Inception Date                           11/99           11/99           11/99           11/99
----------------------------------------------------------------------------------------------

* Paid December 1, 2000.  This fund accrues daily.

Total Returns as of 11/30/00+

                        A Shares         B Shares                C Shares           R Shares
                          NAV       w/o EWC     w/ EWC      w/o EWC     w/ EWC        NAV
Year-to-date             6.90%       6.26%       3.29%       6.14%       5.15%       7.13%
----------------------------------------------------------------------------------------------
1 - Year                 7.60%       6.89%       4.42%       6.76%       6.76%       7.85%
----------------------------------------------------------------------------------------------

Total Returns as of 9/30/00+

                        A Shares         B Shares                C Shares           R Shares
                          NAV       w/o EWC     w/ EWC      w/o EWC     w/ EWC        NAV
Year-to-date             6.17%       5.65%       2.66%       5.66%       4.66%       6.36%
----------------------------------------------------------------------------------------------
Since Inception          6.86%       6.28%       3.29%       6.28%       5.28%       7.08%
----------------------------------------------------------------------------------------------

+ Class B shares have an Early Withdrawal Charge (EWC) that declines from 3% to 0% over 5 years. Class C shares have an EWC of 1% for redemptions within one year. Class A and R shares are available under limited circumstances.

Top Five Senior Loan Issues

Mueller Group, Inc.                4.4%
---------------------------------------
Micro Warehouse, Inc.              4.2%
---------------------------------------
Superior/Essex Corp.               4.1%
---------------------------------------
Aladdin Gaming, LLC                4.0%
---------------------------------------
SDM Corporation                    3.5%
---------------------------------------

Based on total investments as of November 30, 2000.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

The fund, whose shares are continuously offered at NAV, is required to offer to repurchase shares from investors each quarter. When the fund offers to repurchase shares, investors can receive cash or may exchange their shares for into the same class of shares of Nuveen's mutual funds at NAV.

Semiannual Report         page 4

                 Portfolio of Investments (Unaudited)
                 Nuveen Floating Rate Fund
                 November 30, 2000

                                              Ratings
                                            ------------
    Principal                                               Stated
 Amount (000) Description                   Moody's S&P  Maturity* Market Value
-------------------------------------------------------------------------------
              VARIABLE RATE SENIOR LOAN
              INTERESTS** - 83.3%

              Broadcasting/Cable - 0.9%

     $  1,000 Century Cable Holdings,           Ba3   BB  12/31/09 $    997,500
               LLC, Discretionary Term
               Loan B

-------------------------------------------------------------------------------
              Broadcasting/Diversified -
               2.2%

        2,500 Entravision Communications         NR   NR  12/31/08    2,523,438
               Corp., Term Loan B

-------------------------------------------------------------------------------
              Buildings & Real Estate -
               1.7%

          998 Washington Group                  Ba1 BBB-  07/07/07      991,889
               International, Term Loan B

          998 NRT, Inc., Term Loan              Ba3   NR  07/31/04      991,266
-------------------------------------------------------------------------------
                                                                      1,983,155
-------------------------------------------------------------------------------
              Cargo Transportation - 1.7%

          993 North American Van Lines,          B1   B+  11/18/07      946,907
               Term Loan B

          987 RailAmerica, Inc., Term           Ba3  BB-  12/31/06      991,391
               Loan B
-------------------------------------------------------------------------------
                                                                      1,938,298
-------------------------------------------------------------------------------
              Chemicals, Plastics &
              Rubber - 4.2%

          750 CP Kelco ApS; CP Kelco US,         B1   NR  03/31/08      630,000
               Inc., Term Loan B

          250 CP Kelco ApS; CP Kelco US,         B1   NR  09/30/08      210,000
               Inc., Term Loan C

        4,000 Hercules, Inc., Term Loan D       Ba1  BB+  11/15/05    4,000,000
-------------------------------------------------------------------------------
                                                                      4,840,000
-------------------------------------------------------------------------------

              Construction Materials -
               4.3%

        4,975 Mueller Group, Inc., Term          B1   B+  05/05/08    5,004,629
               Loan D

-------------------------------------------------------------------------------
              Containers, Packaging &
              Glass - 0.9%

          998 Tekni-Plex, Inc., Term Loan       Ba3   B+  06/21/08    1,001,241
               B

-------------------------------------------------------------------------------
              Diversified Manufacturing -
               9.1%

          949 Applied Power, Inc. (dba           B1  BB-  07/30/08      951,480
               Actuant Corp.), Term Loan
               B

        1,995 Blount, Inc., Term Loan B          B1   B+  06/30/06    1,989,975

        2,000 GenTek, Inc., Term Loan C         Ba3   BB  10/31/07    1,997,500

          993 SPX Corporation, Term Loan        Ba2  BB+  12/31/06      996,222
               B

        4,912 Superior/Essex Corp., Term         B2   B+  11/27/05    4,666,206
               Loan B
-------------------------------------------------------------------------------
                                                                     10,601,383
-------------------------------------------------------------------------------
              Durable Consumer Products -
               2.6%

        3,000 Jostens, Inc., Term Loan B                  05/31/08    3,014,063

-------------------------------------------------------------------------------
              Ecological - 3.8%

        1,648 Allied Waste North America,       Ba3   BB  07/21/06    1,557,789
               Term Loan B

        1,977 Allied Waste North America,       Ba3   BB  07/21/07    1,869,347
               Term Loan C

          936 Stericycle, Inc., Term Loan        B1  BB-  11/10/06      941,642
               B
-------------------------------------------------------------------------------
                                                                      4,368,778
-------------------------------------------------------------------------------
              Electronics/Electronic
              Services - 0.9%

        1,000 Seagate Technology                 NR  BB+  11/22/06      999,375
               Holdings, Inc., Term Loan
               B

-------------------------------------------------------------------------------
              Farming & Agricultural -
               0.8%

          979 Shemin Holdings                    NR   NR  01/28/07      976,125
               Corporation, Term Loan B

-------------------------------------------------------------------------------
              Finance & Banking - 0.9%

        1,050 Sovereign Bancorp, Term           Ba3   NR  11/14/03    1,056,563
               Loan B

-------------------------------------------------------------------------------
              Grocery - 2.6%

        2,998 Pathmark Stores, Inc., Term        NR   NR  07/15/07    2,967,525
               Loan B

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5

                 Portfolio of Investments (Unaudited)
                 Nuveen Floating Rate Fund (continued)
                 November 30, 2000

                                                    Ratings
                                                  -----------
    Principal                                                    Stated      Market
 Amount (000) Description                         Moody's S&P Maturity*       Value
-----------------------------------------------------------------------------------
              Healthcare & Beauty Aids - 1.7%

     $  2,000 Advance Paradigm, Inc. (Advance         Ba3  BB  09/30/07 $ 2,005,000
               PCS), Term Loan B

-----------------------------------------------------------------------------------
              Hotels, Motels, Inns & Gaming -
               7.4%

        5,000 Aladdin Gaming, LLC, Term Loan D         B2  NR  08/26/08   4,550,000

          531 Isle of Capri Casinos, Inc., Term       Ba2 BB-  03/02/06     535,144
               Loan B

          464 Isle of Capri Casinos, Inc., Term       Ba2 BB-  03/02/07     468,251
               Loan C

        2,998 Penn National Gaming, Inc., Term         B1  B+  08/08/06   2,975,019
               Loan B

-----------------------------------------------------------------------------------
                                                                          8,528,414
-----------------------------------------------------------------------------------
              Leisure & Entertainment - 0.9%

          990 Bally Total Fitness Holding              B1  B+  11/10/04     987,319
               Corporation, Term Loan

-----------------------------------------------------------------------------------
              Machinery - 1.7%

        2,000 Flowserve Corp., Term Loan B             B1 BB-  06/30/08   2,007,500

-----------------------------------------------------------------------------------
              Non-Durable Consumer Products -
               0.9%

          995 Merisant Company, Term Loan B           Ba3 BB-  03/31/07     997,488

-----------------------------------------------------------------------------------
              Personal & Miscellaneous
              Services - 3.0%

        2,000 Advanstar Communications, Inc.,         Ba3  B+  10/11/07   1,995,000
               Term Loan B

        1,489 Weight Watchers International,          Ba2  B+  09/30/06   1,495,263
               Inc., TLC Facility

-----------------------------------------------------------------------------------
                                                                          3,490,263
-----------------------------------------------------------------------------------
              Retail/Catalog - 4.2%

        4,890 Micro Warehouse, Inc., Term Loan         B1 BB-  01/31/07   4,816,473
               B
-----------------------------------------------------------------------------------
              Retail/Oil and Gas - 2.2%

        2,500 TravelCenters of America, Inc.,         Ba3  BB  11/14/08   2,518,750
               Term Loan B

-----------------------------------------------------------------------------------
              Retail/Stores - 4.3%

          960 Rent-A-Center, Inc., Term Loan D        Ba3 BB-  12/31/07     957,995

        2,000 SDM Corporation, Term Loan C            Ba3  BB  02/04/08   2,006,875

        2,000 SDM Corporation, Term Loan E            Ba3  BB  02/04/09   2,006,875

-----------------------------------------------------------------------------------
                                                                          4,971,745
-----------------------------------------------------------------------------------
              Telecommunications/Cellular/PCS -
               3.0%

          176 Airgate PCS, Inc., Tranche 1 Loan        NR  NR  06/06/07     175,896

          547 Airgate PCS, Inc., Tranche 2 Loan        NR  NR  06/06/07     547,231

          583 American Cellular Corporation,          Ba3 BB-  03/31/08     583,941
               Term Loan B

          667 American Cellular Corporation,          Ba3 BB-  03/31/09     667,361
               Term Loan C

        1,500 Voicestream PCS Holding LLC, Term        B1  NR  02/25/09   1,490,625
               Loan B

-----------------------------------------------------------------------------------
                                                                          3,465,054
-----------------------------------------------------------------------------------
              Telecommunications/Competitive
              Local Exchange Carrier (CLEC) -
               5.2%

        3,000 McLeod USA, Inc., Term Loan B           Ba2 BB-  05/30/08   3,002,500

        3,000 WCI Capital Corporation, Term            B2  B+  09/30/07   2,992,500
               Loan B

-----------------------------------------------------------------------------------
                                                                          5,995,000
-----------------------------------------------------------------------------------
              Telecommunications/Hybrid - 3.0%

        1,000 360 Networks Holdings, Inc.              B1 BB-  12/31/07     978,333
               (USA), Term Loan B

        2,500 Nextel Finance Company, Term Loan       Ba2 BB-  03/31/09   2,492,188
               D

-----------------------------------------------------------------------------------
                                                                          3,470,521
-----------------------------------------------------------------------------------
              Telecommunications/Satellite -
               3.1%

        3,996 Satelites Mexicanos SA DE CV,            B1  B+  06/30/04   3,516,480
               Loan

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6

                                               Ratings
                                             -----------
    Principal                                               Stated
 Amount (000) Description                    Moody's S&P Maturity* Market Value
-------------------------------------------------------------------------------
              Telecommunications/Wireless
              Messaging - 0.9%

     $  1,000 Crown Castle Operating             Ba3 BB-  03/30/08 $  1,008,333
               Company, Term Loan B

-------------------------------------------------------------------------------
              Transportation/Rail
              Manufacturing - 0.9%

        1,000 Kansas City Southern Railway       Ba1 BB+  12/29/06    1,007,500
               Company, Term Loan B

-------------------------------------------------------------------------------
              Utilities - 4.3%

        3,000 AES EDC Funding, LLC, Term          NR  NR  03/31/02    2,996,250
               Loan

          995 TNP Enterprises, Inc., Term        Ba2 BB+  03/30/06      995,000
               Loan

        1,000 Western Resources, Inc.,            NR  NR  03/17/03    1,008,750
               Term Loan B

-------------------------------------------------------------------------------
                                                                      5,000,000
-------------------------------------------------------------------------------
              Total Variable Rate Senior                             96,057,913
               Loan Interests (cost
               $96,982,102)
         ----------------------------------------------------------------------
              SHORT-TERM INVESTMENTS -
               16.2%

              Commercial Paper:

        2,697 American Electric Power,                    12/01/00    2,697,000
               yielding 6.75%

        3,000 Arrow Electronic, yielding                  12/04/00    2,998,305
               6.78%

        3,000 Hasbro, Inc., yielding 6.85%                12/01/00    3,000,000

        3,000 Maytag, yielding 6.83%                      12/01/00    3,000,000

          935 Nabisco, yielding 6.80%                     12/01/00      935,000

        3,000 Phillips Petroleum Co.,                     12/05/00    2,997,723
               yielding 6.83%

        3,000 Texas Utilities Company,                    12/06/00    2,997,167
               yielding 6.80%

-------------------------------------------------------------------------------
              Total Short-Term Investments                           18,625,195
               (cost $18,625,195)
         ----------------------------------------------------------------------
              Total Investments (cost                               114,683,108
               $115,607,297) - 99.5%
         ----------------------------------------------------------------------
              Other Assets Less                                         575,736
               Liabilities - 0.5%
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $115,258,844
         ----------------------------------------------------------------------

NRNot rated.
         * Senior Loans in the Fund's portfolio generally are subject to man-datory and/or optional prepayment. Because of these mandatory pre-payment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be sub-stantially less than the stated maturities shown. The Fund esti-mates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.
         ** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are gener-ally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are gener-ally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
7

                 Statement of Net Assets (Unaudited)
                 Nuveen Floating Rate Fund
                 November 30, 2000


--------------------------------------------------------------
Assets
Investments, at market value (cost $115,607,297)  $114,683,108
Cash                                                    23,944
Receivables:
 Fund manager                                            4,781
 Interest                                              811,405
 Shares sold                                           862,837
Other assets                                               506
--------------------------------------------------------------
  Total assets                                     116,386,581
--------------------------------------------------------------
Liabilities
Distribution and service fees                           80,857
Dividends payable                                      795,597
Other liabilities                                      251,283
--------------------------------------------------------------
  Total liabilities                                  1,127,737
--------------------------------------------------------------
Net assets                                        $115,258,844
--------------------------------------------------------------
Class A Shares
Net assets                                        $  6,114,344
Shares outstanding                                     617,857
Net asset value per share                         $       9.90
--------------------------------------------------------------
Class B Shares
Net assets                                        $ 23,391,495
Shares outstanding                                   2,363,541
Net asset value per share                         $       9.90
--------------------------------------------------------------
Class C Shares
Net assets                                        $ 76,552,320
Shares outstanding                                   7,733,752
Net asset value per share                         $       9.90
--------------------------------------------------------------
Class R Shares
Net assets                                        $  9,200,685
Shares outstanding                                     929,760
Net asset value per share                         $       9.90
--------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
8

                 Statement of Operations (Unaudited)
                 Nuveen Floating Rate Fund
                 Six Months Ended November 30, 2000


---------------------------------------------------------------------
Investment Income
Interest                                                 $ 4,617,997
Fees                                                          13,554
---------------------------------------------------------------------
Total investment income                                    4,631,551
---------------------------------------------------------------------
Expenses
Management fees                                              343,516
Service fees - Class A                                         5,342
Distribution and service fees - Class B                       83,500
Waiver of distribution fees - Class B                         (8,362)
Distribution and service fees - Class C                      284,706
Shareholders' servicing agent fees and expenses              214,729
Custodian's fees and expenses                                231,140
Trustees' fees and expenses                                    3,740
Legal fees                                                    85,232
Shareholders' reports - printing and mailing expenses          7,120
Federal and state registration fees                           19,242
Other expenses                                                19,830
---------------------------------------------------------------------
Total expenses before expense reimbursement and waivers    1,289,735
 Expense reimbursement and waivers                          (356,071)
---------------------------------------------------------------------
Net expenses                                                 933,664
---------------------------------------------------------------------
Net investment income                                      3,697,887
---------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions        (57,548)
Change in net unrealized appreciation (depreciation) of
 investments                                                (969,982)
---------------------------------------------------------------------
Net gain (loss) from investments                          (1,027,530)
---------------------------------------------------------------------
Net increase in net assets from operations               $ 2,670,357
---------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
9

                 Statement of Changes in Net Assets (Unaudited)
                 Nuveen Floating Rate Fund

                                                                    11/29/99
                                                               (commencement
                                                                          of
                                                   Six Months    operations)
                                                        Ended        through
                                                     11/30/00        5/31/00
-----------------------------------------------------------------------------
Operations
Net investment income                            $  3,697,887    $ 1,749,558
Net realized gain (loss) from investment
 transactions                                         (57,548)         2,961
Change in net unrealized appreciation
 (depreciation) of investments                       (969,982)        45,793
-----------------------------------------------------------------------------
Net increase in net assets from operations          2,670,357      1,798,312
-----------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                             (187,978)       (56,996)
 Class B                                             (679,824)      (218,767)
 Class C                                           (2,280,655)      (861,195)
 Class R                                             (611,629)      (644,320)
-----------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                      (3,760,086)    (1,781,278)
-----------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                   55,588,252     68,520,246
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions               1,525,611        447,137
-----------------------------------------------------------------------------
                                                   57,113,863     68,967,383
Cost of shares redeemed                            (9,348,447)      (501,260)
-----------------------------------------------------------------------------
Net increase in net assets from Fund share
 transactions                                      47,765,416     68,466,123
-----------------------------------------------------------------------------
Net increase in net assets                         46,675,687     68,483,157
Net assets at the beginning of period              68,583,157        100,000
-----------------------------------------------------------------------------
Net assets at the end of period                  $115,258,844    $68,583,157
-----------------------------------------------------------------------------
Accumulated distributions in excess of net
 investment income at the end of period          $    (93,919)   $   (31,720)
-----------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
10

                 Statement of Cash Flows (Unaudited)
                 Nuveen Floating Rate Fund
                 Six Months Ended November 30, 2000


---------------------------------------------------------------------
Change in Net Assets from Operations                    $  2,670,357
---------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from
 Operations to Net Cash used for Operating Activities:
 Increase in investments at value                        (45,980,844)
 Increase in interest receivable                            (342,759)
 Increase in receivable from shares sold                     (56,207)
 Increase in receivable from fund manager                    (17,249)
 Decrease in other assets                                      1,288
 Increase in distribution and service fees                    40,240
 Increase in other liabilities                                20,418
---------------------------------------------------------------------
 Net cash used for operating activities                  (43,664,756)
---------------------------------------------------------------------
Cash Flows from Financing Activities:
Proceeds from shares sold                                 55,588,252
Cost of shares redeemed                                   (9,348,447)
Cash dividends paid                                       (1,866,534)
Decrease in cash overdraft                                  (684,571)
---------------------------------------------------------------------
 Net cash provided by financing activities                43,688,700
---------------------------------------------------------------------
Net Increase in Cash                                          23,944
Cash at the beginning of period                                   --
---------------------------------------------------------------------
Cash at the End of Period                               $     23,944
---------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
11

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Floating Rate Fund (the "Fund") is a continuously offered, non-di-versified, closed-end management investment company registered under the In-vestment Company Act of 1940, as amended. The Fund was organized as a Massa-chusetts business trust on June 28, 1999. Prior to commencement of operations on November 29, 1999, the Fund has no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned sub-sidiary of The John Nuveen Company.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund may also periodically borrow money (either directly from banks or by issuing debt), the proceeds of which will be invested in senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with ac-counting principles generally accepted in the United States.

Investment Valuation
The prices of senior loans in the Fund's investment portfolio are provided by independent pricing services approved by the Fund's Board of Trustees. The pricing service providers typically value senior loans at the mean of the highest bona fide bid and the lowest bona fide ask prices when current quota-tions are readily available. Senior loans for which current quotations are not readily available are valued at a fair value using a wide range of market data and other information and analysis, including credit characteristics consid-ered relevant by such pricing service providers to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser to override the price provided by the independent pricing service in the event that the Adviser is in possession of material information related to the se-nior loan or borrower or its affiliates which it believes the pricing service may not be aware. There were no price overrides during the six months ended November 30, 2000. Short-term investments which mature within 60 days are val-ued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are generally not listed on any ex-change and the secondary market for those senior loans is comparatively illiq-uid relative to markets for other fixed income securities. Because of the com-paratively illiquid markets, the value of a senior loan may differ signifi-cantly from the value that would have been used had there been an active mar-ket for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts when required for federal income tax purposes. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the ex-pected life of each respective borrowing. Fees consist primarily of amendment fees. Amendment fees are earned as compensation for reviewing and accepting changes to the original credit agreement.

Dividends and Distributions to Shareholders
The Fund intends to declare daily and pay monthly dividends from net invest-ment income. Generally payment is made or reinvestment is credited to share-holder accounts on the first business day after month-end. Net realized capi-tal gains from investment transactions, if any, are distributed to sharehold-ers not less frequently than annually. Furthermore, capital gains are distrib-uted only to the extent they exceed available capital loss carryforwards.

The amount and timing of distributions from net investment income and net re-alized capital gains are determined in accordance with federal income tax reg-ulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares can be purchased at net asset value per share only upon conversion of Class B Shares, through an exchange of Class A Shares of certain Nuveen mutual funds, by reinvesting dis-tributions from any Nuveen Defined Portfolio, or under certain other limited circumstances. Class A Shares are subject to a service fee of 0.25% of the av-erage daily net assets. Class B Shares can be purchased at net asset value per share without any initial sales charge. Class B

-------------------------------------------------------------------------------
12

Shares are subject to a distribution fee of up to 0.75% (currently 0.65% as a result of a voluntary expense limitation) of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class B Shares agrees to pay any early withdrawal charge ("EWC") of up to 3% depending upon the length of time the shares are held by the investor (EWC is reduced to 0% at the end of five years). Class B Shares convert to Class A Shares six years after purchase. Class C Shares can be purchased at net asset value per share without any initial sales charge. Class C Shares are subject to a distribution fee of 0.75% of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class C Shares agrees to pay an EWC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or distribution or service fees. Class R Shares are available only under limited circumstances or by specified classes of shareholders.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 2000.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                             11/29/99
                                                         (commencement of
                                 Six months ended       operations) through
                                     11/30/00                 5/31/00
                               ----------------------  ----------------------
                                  Shares       Amount     Shares       Amount
------------------------------------------------------------------------------
Shares sold:
 Class A                         387,048  $ 3,861,954    217,180  $ 2,171,547
 Class B                       1,303,925   13,011,296  1,043,389   10,431,659
 Class C                       3,832,356   38,246,590  3,943,184   39,425,872
 Class R                          46,941      468,412  1,649,139   16,491,168
Shares issued to shareholders
 due to reinvestment of
 distributions:
 Class A                          11,215      111,935      2,436       24,354
 Class B                          25,239      251,861      7,202       72,000
 Class C                         112,359    1,121,375     33,712      337,015
 Class R                           4,050       40,440      1,377       13,768
------------------------------------------------------------------------------
                               5,723,133   57,113,863  6,897,619   68,967,383
------------------------------------------------------------------------------
Shares redeemed:
 Class A                          (2,500)     (24,975)       (22)        (216)
 Class B                         (14,457)    (144,454)    (4,257)     (42,573)
 Class C                        (144,512)  (1,444,268)   (45,847)    (458,471)
 Class R                        (774,247)  (7,734,750)        --           --
------------------------------------------------------------------------------
                                (935,716)  (9,348,447)   (50,126)    (501,260)
------------------------------------------------------------------------------
Net increase                   4,787,417  $47,765,416  6,847,493  $68,466,123
------------------------------------------------------------------------------

The Fund will make quarterly offers to repurchase shares at net asset value (each, a "Repurchase Offer"). The next Repurchase Offer is scheduled to occur in March 2001. The results of the December 2000 Repurchase Offer are as fol-lows:

          Shares     Amount
---------------------------
 Class A  10,369 $  102,552
 Class B 144,561  1,429,713
 Class C 149,536  1,478,914
 Class R   3,979     39,355
---------------------------

-------------------------------------------------------------------------------
13

3. Investment Transactions
Purchases and sales of investments (excluding short-term investments) during the six months ended November 30, 2000, aggregated $54,121,764 and $19,869,273, respectively.

At November 30, 2000, the identified cost of investments owned for federal in-come tax purposes was $115,607,297.

4. Unrealized Appreciation (Depreciation)
At November 30, 2000, net unrealized depreciation of senior loans for federal income tax purposes aggregated $924,189 of which $243,538 related to appreci-ated senior loans and $1,167,727 related to depreciated senior loans.

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .7500 of 1%, reduced on managed assets of $1 billion or more, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily gross asset value of the Fund, minus the Fund's accrued liabilities (other than the principal amount of any borrowings incurred, and commercial paper or notes issued by the Fund).

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

The Adviser may voluntarily reimburse or waive expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 2000, Nuveen Investments (the "Dis-tributor"), a wholly owned subsidiary of The John Nuveen Company, received service fees on Class A Shares, substantially all of which were paid to com-pensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 2000, the Distributor compensated au-thorized dealers directly with approximately $767,400 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all service fees collected on Class B Shares during the first year following a purchase, all distribution fees collected on Class B Shares, and all service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2000, the Distributor retained approximately $309,300 in such fees. The remaining fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approxi-mately $20,300 of EWC on share redemptions during the six months ended Novem-ber 30, 2000.

At November 30, 2000, the Adviser owned 2,500 shares of each Class of A, B, C and R. In addition, The John Nuveen Company owned 750,000 shares of Class R at November 30, 2000.

6. Composition of Net Assets
At November 30, 2000, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-----------------------------
Capital paid-
 in             $116,331,539
Accumulated
 distributions
 in excess of
 net
 investment
 income              (93,919)
Accumulated
 net realized
 gain (loss)
 from
 investment
 transactions        (54,587)
Net unrealized
 appreciation
 (depreciation)
 of
 investments        (924,189)
-----------------------------
Net assets      $115,258,844
-----------------------------

7. Commitments
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of $1,276,873 as of November 30, 2000. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

8. Senior Loan Participation Commitments
The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. There were no such participation commitments as of November 30, 2000.

9. Borrowings
In accordance with its investment policies, the Fund may borrow money from banks for investment purposes in an amount up to approximately 10% of the Fund's net assets.

On October 4, 2000, the Fund entered into a $15 million revolving credit agreement with Deutsche Bank AG, which expires October 3, 2001. Interest is charged at a rate of the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility. During the six months ended November 30, 2000, there were no borrowings under the revolving credit agreement and, therefore, there was no outstanding revolving credit balance at November 30, 2000.

-------------------------------------------------------------------------------
14

                 Financial Highlights (Unaudited)

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           ------------------------- ------------------------
                                          Net             From
Class (Inception Date)              Realized/           and in
                                   UnrealizedRatios/SupplementalEDataxcess of
                 Beginning  ---Net----Invest---------------Net-----------------Ending-----------
                       Net Invest-   BeforemCredit/ent        AfterInvest-                    Net
Year Ended           Asset    ment   ReimbursementGain   Reimbursement(b)ment  Capital         Asset
May 31,              Value  Income  ---(Loss)--Total----Income----Gains-Total   Value
                                                 Ratio                Ratio
                                                of Net               of Net
                                               Invest-              Invest-
                                    Ratio of      ment   Ratio of      ment
                                    Expenses    Income   Expenses    Income
                             Ending       to        to         to        to
                                Net  Average   Average    Average   Average   Portfolio
Year Ended           Total   Assets      Net       Net        Net       Net    Turnover
May 31,          Return(a)    (000)   Assets    Assets     Assets    Assets        Rate
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Class A (11/99)
 2001(d)            $10.00    $.43      $(.09)  $.34     $(.44)     $-- $(.44) $ 9.90
 2000(c)             10.00     .40         --    .40      (.40)      --  (.40)  10.00
Class B (11/99)
 2001(d)             10.00     .40       (.09)   .31      (.41)      --  (.41)   9.90
 2000(c)             10.00     .37       (.01)   .36      (.36)      --  (.36)  10.00
Class C (11/99)
 2001(d)             10.00     .39       (.09)   .30      (.40)      --  (.40)   9.90
 2000(c)             10.00     .36         --    .36      (.36)      --  (.36)  10.00
Class R (11/99)
 2001(d)             10.00     .44       (.09)   .35      (.45)      --  (.45)   9.90
 2000(c)             10.00     .39        .02    .41      (.41)      --  (.41)  10.00
----------------------------------------------------------------------------------------------------
Class A (11/99)
 2001(d)              3.43% $ 6,114     2.25%*    7.84%*     1.49%*    8.59%*        26%
 2000(c)              4.03    2,221     3.14*     5.66*       .95*     7.85*          6
Class B (11/99)
 2001(d)              3.09   23,391     2.89*     7.20*      2.11*     7.98*         26
 2000(c)              3.69   10,489     3.72*     5.16*      1.60*     7.28*          6
Class C (11/99)
 2001(d)              3.03   76,552     3.00*     7.10*      2.22*     7.88*         26
 2000(c)              3.62   39,341     3.90*     4.92*      1.70*     7.12*          6
Class R (11/99)
 2001(d)              3.56    9,201     2.11*     8.06*      1.33*     8.84*         26
 2000(c)              4.15   16,532     3.53*     4.85*       .70*     7.68*          6
----------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value and are not annualized.
(b) After expense reimbursement and waivers from the investment adviser, where applicable.
(c) For the period November 29, 1999 (commencement of operations) through May 31, 2000.
(d) For the six months ended November 30, 2000.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
15

Notes

Fund Information

Board of Trustees
James E. Bacon
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Senior Loan Asset
Management Inc.
Oakbrook, IL

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Public Accountants
KPMG LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 257-8787


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at
(800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

      Serving
Investors
         For Generations
-------------------------------------------------------------------------------

A 100-Year Tradition of Quality Investments

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com